UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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COSMOS GROUP HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

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COSMOS GROUP HOLDINGS INC.

Rooms 1705-6, 17th Floor, Tai Yau Building,

No. 181 Johnston Road

Wanchai, Hong Kong

NOTICE OF CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT

OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on May 20, 2019, the board of directors of Cosmos Group Holdings Inc., a Nevada corporation (“COSG,” “the Company,” “we” or “us”), and on May 25, 2019, certain stockholders holding a majority of the voting rights of our common stock approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Elect four directors to our Board of Directors to serve for the ensuing year; and
2.	Ratify the appointment of HKCM CPA & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

The accompanying information statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation and Amended and Restated Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is May 23, 2019.  Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of this information statement to our stockholders.  This information statement will be mailed on or about May 28, 2019 to stockholders of record on May 23, 2019. As such, we expect that the Corporate Actions will not be effective until June 17, 2019 (the “Effective Date”).

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

By order of the Board of Directors,

/s/ Miky Y.C. Wan

Miky Y.C. Wan

Director, Interim Chief Executive Officer, Interim Chief Financial Officer and President

May 28, 2019

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COSMOS GROUP HOLDINGS INC.

INFORMATION STATEMENT REGARDING

CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

Cosmos Group Holdings Inc. (“NVGI,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors on May 20, 2019, and the holders of a majority of our outstanding voting capital stock on May 25, 2019, in accordance with the relevant sections of Nevada Revised Statutes of the State of Nevada (the “NRS”).

This information statement is being mailed on or about May 28, 2019 to stockholders of record on May 23, 2019 (the “Record Date”). The information statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTION

On May 20, 2019, the board of directors of Cosmos Group Holdings Inc., a Nevada corporation (“COSG,” “the Company,” “we” or “us”), and on May 25, 2019, certain stockholders holding a majority of the voting rights of our common stock approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Elect four directors to our Board of Directors to serve for the ensuing year; and
2.	Ratify the appointment of HKCM CPA & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

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VOTING AND VOTE REQUIRED

Pursuant to COSG’s Amended and Restated Bylaws and the NRS, a vote by the holders of at least a majority of COSG’s outstanding capital stock is required to effect the actions described herein.  Each common stockholder is entitled to one vote for each share of common stock held by such stockholder.  As of the Record Date, COSG had 21,492,933 shares of common stock issued and outstanding.  The voting power representing not less than 10,746,467 shares of common stock is required to pass any stockholder resolutions.  Pursuant to Chapter 78.320 of the NRS, the following stockholders holding an aggregate of 18,645,497 shares of common stock, or approximately 86.75% of the issued and outstanding shares of our common stock on the Record Date, delivered an executed written consent dated May 25, 2019, authorizing the Corporate Actions.

Name	Common Shares Beneficially Held	Percentage of Issued and Outstanding
Koon Wing Cheung	10,961,147	51%
Miky Y.C. Wan*	7,684,350	35.75%
TOTAL	18,645,497	86.75%

*Miky Wan, our Interim Chief Executive Officer, President, Interim Chief Financial Officer and director owns 100% of Asia Cosmos Group Limited which directly own 7,684,350 shares of our common stock. As a result, Ms. Wan is deemed to beneficially own shares held by Asia Cosmos Group Limited.

NO APPRAISAL RIGHTS

Under the NRS, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Actions.

CORPORATE ACTION NO. 1

ELECTION OF DIRECTORS

The Board approved the persons below as nominees for election to our Board of Directors on May 20, 2019. All presently serve as directors. On May 25, 2019, stockholders of record entitled to vote and holding at least a majority of our issued and outstanding voting capital stock (the “Majority Stockholders”) voted in favor of electing the below named persons to our Board. The size of our Board is eight directors, which is more than the number of nominees named. The Board may fill the vacancies on the Board of Directors in the future in the event the Board of Directors identifies additional qualified candidates. The Majority Stockholders did not vote for a greater number of persons than the number of nominees named by the Board of Directors.

Miky Y.C. WAN, age 48, joined us as our President, Chief Executive Officer and Director on February 19, 2016. She was appointed to serve as our interim Chief Financial Officer on September 27, 2016, our Chief Operating Officer on July 15, 2018. Ms. Wan also served as our Chief Executive Officer from February 19, 2016 to May 12, 2017, and effective May 20, 2019, was appointed again to serve as our Interim Chief Executive Officer. Ms. Wan has served as the Chairman of the Board of Cosmos Links International Holding Limited since 2014 and the Chief Executive Officer of Asia Cosmos Wealth Management Limited since 2007. From 2005 to 2010, she served as the Chief Executive Officer of New Century International Insurance Advisory Limited. From 2003 to 2005, Ms. Wan served as a Manager of Financial Planning of CMG Asia. Prior to that time, Ms. Wan served as a Senior Manager from Fortis Bank in Hong Kong and a Manager at First Pacific Bank in Hong Kong. Ms. Wan received her Diploma of Business Administration from Hang Seng Management College (formerly known as Hang Seng School of Commerce) and her Higher Certificate on Business Studies in Banking from the Hong Kong Polytechnic University. Ms. Wan brings to our board deep experience and understanding of the finance and banking industries.

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Connie Y.M. KWOK, age 47, joined our Board of Directors on February 19, 2016. She was appointed to serve as our Secretary on September 27, 2016. Ms. Kwok has served as the Financial Controller of Cosmos Links International Holding Limited since 2015. From 2009 to 2015, she was the Assistant Finance Manager at Walton International Group Limited. From 2008 to 2009, Ms. Kwok served as the Executive Secretary to the Chief Executive Officer of Civet Investment Company (Hong Kong) Limited. She served as the Secretary to the Corporate Chief Financial Officer of the Lane Crawford Joyce Group Limited from 2006 to 2008. Ms. Kwok also served as a Secretary of the San Kin Yip Holdings Company Limited from 1997 to 2005. From 1993 to 1997, she was the Assistant Accountant to the Sino Group-Sino Administration Services Limited. Ms. Kwok received her Bachelor of Financial Services from Edinburgh Napier University in Scotland and is a student member of the Hong Kong Institute of Certified Public Accountants. Ms. Kwok brings to our board her deep financial knowledge and experience.

Chio Meng LEUNG, age 51, is the authorized commercial representative of the city state of Monobamba in the province of Junin, Peru, and is responsible for promoting the development of Peruvian mining and agriculture in China. Since 2017, he has served as the Director of Cooperativa Agraria Cafelatera de Valle Incariado, a coffee and agriculture trade cooperative based in Peru. Mr. Leung has served as the General Manager of Enar Mining S.A.C., a mining, building, import and export company, since April 14, 2015. From 2010 to 2012, Mr. Leung worked with Andino Health Food Ltd., where he was responsible all business operations. From 2005 to 2006, he served as the manager of CITS Hong Kong Ltd., a state enterprise travel company in Hong Kong and Macao. From 2004-2005, Mr. Leung was responsible for the operations of China-Philippine Investment Ltd. and was authorized by the former Prime Minister Yehude Simon Munaro of Peru to serve as a business commissioner to promote the resources of the Northern Province of Peru. Mr. Leung obtained his Bachelor of Arts in Business Administration from Canton College (China) in 1993. Mr. Leung brings to the Board of Directors his business insight, knowledge and experience in the mining and agricultural industries.

Kwai Yau (Tony) HO, age 52, joined our Board of Directors on November 1, 2017. He has served as the director of Xin Tai Asset Management Co., Ltd, a professional leasing and financing company, since 2015. Concurrently, he as also served as the CEO of Hong Kong Caspian Sea International Trading company which focused on trade in Eastern Europe and trade financing. In 2011, Mr. Ho founded and served as the executive director of Huiying Development Limited, a wine trading business focused on the Europe and China trade. This business was sold in 2015. Mr. Ho brings to our board his extensive experience in the leasing industry and knowledge of and experience with the European markets.

Vote Required

Section 78.330 of the NRS provides that directors must be elected by a plurality of the votes entitled to cast votes at the election of directors. On May 25, 2019, the Majority Stockholders elected the above nominees to serve as directors on our Board. May 23 2018, or the Record Date, was the date for determining the stockholders entitled to receive notice of and to vote for our directors.

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the election shall be effective twenty (20) days after this Information Statement is mailed to stockholders of COSG.  No further action on the part of stockholders is required to authorize or effect the election of the foregoing directors.

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CORPORATE ACTION NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

On May 20, 2019, our Board of Directors appointed, and on May 25, 2019, our Majority Stockholders ratified the appointment of, HKCM CPA & Co., an independent registered public accounting firm, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

HKCM CPA & Co.’s principal function is to audit management’s assessment of the effectiveness of our internal control over financial reporting and our consolidated financial statements and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the financial statements included in our quarterly reports.

Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the ratification shall be effective twenty (20) days after this Information Statement is mailed to stockholders of COSG.  No further action on the part of stockholders is required to authorize or effect the appointment of HKCM CPA & Co.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of May 23, 2019, for: (i) each of our named executive officers; (ii) each of our directors; (iii) all of our current executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table will have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Cosmos Group Holdings, Inc., Rooms 1705-6, 17th Floor, Tai Yau Building, No. 181 Johnston Road, Wanchai, Hong Kong.

Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Equity (1)
Kwai Yau (Tony) HO	0	–%
Chio Meng LEUNG	0	–%
Miky Y.C. WAN (3)	7,684,350	35.75%
Connie Y.M. KWOK	52,657	0.25%
Jenher JENG	0	–%
All executive officers and directors as a Group (5 persons)	18,698,154	87%

5% or Greater Stockholders:
Koon Wing CHEUNG(2)	10,961,147	51%
Asia Cosmos Group Limited (3)	7,684,350	35.75%

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(1)	Applicable percentage ownership is based on 21,492,933 shares of common stock outstanding as of May 23, 2019, together with securities exercisable or convertible into shares of common stock within 60 days of May 23, 2019. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of May 23, 2019, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Koon Wing Cheung resigned from his positions as Chief Executive Officer and Director effective May 20, 2019.
(3)	Miky Wan, our Interim Chief Executive Officer, President, Interim Chief Financial Officer and director owns 100% of Asia Cosmos Group Limited which directly own 7,684,350 shares of our common stock. As a result, Ms. Wan is deemed to beneficially own shares held by Asia Cosmos Group Limited.

INFORMATION ABOUT OUR Directors AND Executive Officers

Set forth below are the present directors, director nominees and executive officers of the Company. There are no other persons who have been nominated or chosen to become directors nor are there any other persons who have been chosen to become executive officers. There are no arrangements or understandings between any of the directors, officers and other persons pursuant to which such person was selected as a director or an officer. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Position

Miky Y.C. WAN	48	President, Interim Chief Financial Officer, Chief Operating Officer and Director
Connie Y.M. KWOK	47	Secretary and Director
Chio Meng LEUNG	51	Director
Kwai Yau (Tony) HO	52	Director
Jenher JENG	51	Director

Miky Y.C. WAN, age 48, joined us as our President and Director on February 19, 2016. She was appointed to serve as our interim Chief Financial Officer on September 27, 2016, and our Chief Operating Officer on July 15, 2018. Ms. Wan also served as our Chief Executive Officer from February 19, 2016 to May 12, 2017. She is currently our Interim Chief Executive Director. Ms. Wan has served as the Chairman of the Board of Cosmos Links International Holding Limited since 2014 and the Chief Executive Officer of Asia Cosmos Wealth Management Limited since 2007. From 2005 to 2010, she served as the Chief Executive Officer of New Century International Insurance Advisory Limited. From 2003 to 2005, Ms. Wan served as a Manager of Financial Planning of CMG Asia. Prior to that time, Ms. Wan served as a Senior Manager from Fortis Bank in Hong Kong and a Manager at First Pacific Bank in Hong Kong. Ms. Wan received her Diploma of Business Administration from Hang Seng Management College (formerly known as Hang Seng School of Commerce) and her Higher Certificate on Business Studies in Banking from the Hong Kong Polytechnic University. Ms. Wan brings to our board deep experience and understanding of the finance and banking industries.

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Connie Y.M. KWOK, age 47, joined our Board of Directors on February 19, 2016. She was appointed to serve as our Secretary on September 27, 2016. Ms. Kwok has served as the Financial Controller of Cosmos Links International Holding Limited since 2015. From 2009 to 2015, she was the Assistant Finance Manager at Walton International Group Limited. From 2008 to 2009, Ms. Kwok served as the Executive Secretary to the Chief Executive Officer of Civet Investment Company (Hong Kong) Limited. She served as the Secretary to the Corporate Chief Financial Officer of the Lane Crawford Joyce Group Limited from 2006 to 2008. Ms. Kwok also served as a Secretary of the San Kin Yip Holdings Company Limited from 1997 to 2005. From 1993 to 1997, she was the Assistant Accountant to the Sino Group-Sino Administration Services Limited. Ms. Kwok received her Bachelor of Financial Services from Edinburgh Napier University in Scotland and is a student member of the Hong Kong Institute of Certified Public Accountants. Ms. Kwok brings to our board her deep financial knowledge and experience.

Chio Meng LEUNG, age 51, is the authorized commercial representative of the city state of Monobamba in the province of Junin, Peru, and is responsible for promoting the development of Peruvian mining and agriculture in China. Since 2017, he has served as the Director of Cooperativa Agraria Cafelatera de Valle Incariado, a coffee and agriculture trade cooperative based in Peru. Mr. Leung has served as the General Manager of Enar Mining S.A.C., a mining, building, import and export company, since April 14, 2015. From 2010 to 2012, Mr. Leung worked with Andino Health Food Ltd., where he was responsible all business operations. From 2005 to 2006, he served as the manager of CITS Hong Kong Ltd., a state enterprise travel company in Hong Kong and Macao. From 2004-2005, Mr. Leung was responsible for the operations of China-Philippine Investment Ltd. and was authorized by the former Prime Minister Yehude Simon Munaro of Peru to serve as a business commissioner to promote the resources of the Northern Province of Peru. Mr. Leung obtained his Bachelor of Arts in Business Administration from Canton College (China) in 1993. Mr. Leung brings to the Board of Directors his business insight, knowledge and experience in the mining and agricultural industries.

Kwai Yau (Tony) HO, age 52, joined our Board of Directors on November 1, 2017. He has served as the director of Xin Tai Asset Management Co., Ltd, a professional leasing and financing company, since 2015. Concurrently, he as also served as the CEO of Hong Kong Caspian Sea International Trading company which focused on trade in Eastern Europe and trade financing. In 2011, Mr. Ho founded and served as the executive director of Huiying Development Limited, a wine trading business focused on the Europe and China trade. This business was sold in 2015. Mr. Ho brings to our board his extensive experience in the leasing industry and knowledge of and experience with the European markets.

Jenher JENG, age 51, joined our Board of Director on February 19, 2016. He was appointed to serve as our Director. Mr. Jeng co-founded and participated in several projects and programs with institutions of higher learning and government agencies as set forth below:

•	Co-Founder of Chinese-Russian Twin-Diamonds Elite-Incubation Project with International Finance Faculty, Finance University under the Government of the Russian Federation. [2011]

•	HRK Application Project for University Students in Northern Region of Taiwan from Lifestyle Counseling to Professional Program Consulting & Career Planning. Ministry of Education.

•	Co-founder of Centre of Complexity Data Analysis, NCU, TW and Humboldt University zu Berlin CASE [2010]

•	Co-founder of FQ FUN Project with NTNU, TW and Waseda University [2009]

•	Co-founder of Joint R&D Program of Virus Kinetics & Biomedical Applications (esp. on HIV/HCV Twin-Epidemics Problem) with Graduate Institute of Clinical Medicine, National Taiwan University College of Medicine. [2008]

•	Risk-Management Regulation & Risk-Control Mechanisms for Taiwan Futures-Based Funds - Co-Op with Financial Advisory Commission (Taiwan), Chinese National Futures Association, K&L|Gates [2007].

Mr. Jeng received his Ph.D in Statistics from the University of California, Berkeley and his Bachelors in Physics from the National Central University in Taiwan. Ms. Jeng brings to our board his contacts and general financial experience.

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Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

No executive officer or director has been involved in the last ten years in any of the following:

•	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

•	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2018, and up to the date of this Annual Report, our officers, directors and greater than 10% percent beneficial owners timely filed all reports required by Section 16(a) of the Securities Exchange Act, except that a Form 4 disclosing certain dispositions of common stock beneficially owned by Miky Wan, our President, Interim Chief Financial Officer and Director, was filed tardy.

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Certain Relationships and Related Transactions

Other than as disclosed below, there are no transactions during our two most recent fiscal years ended December 31, 2018 and 2017, or any currently proposed transaction, in which our Company was or to be a participant and the amount exceeds the lesser of $120,000 or one percent of the average of our Company’s total assets at year end for our last two completed years, and in which any of our directors, officers or principal stockholders, or any other related person as defined in Item 404 of Regulation S-K, had or have any direct or indirect material interest.

As of December 31, 2018 and 2017, we obtained from Cosmos Links International Holding Limited, an entity ultimately controlled by Miky Wan, our President, Interim Chief Financial Officer and director, unsecured, interest-free advances which have an aggregate principal amount of $85,111 and $88,417 and no fixed terms of repayments.

As of December 31, 2018 and 2017, we obtained from Asia Cosmos Group Limited, an entity ultimately controlled by Miky Wan, our President, Interim Chief Financial Officer and director, unsecured, interest-free advances which have an aggregate principal amount of $64,965 and $10,000 and no fixed terms of repayments.

As of December 31, 2018 and 2017, we obtained from Asia Cosmos Wealth Management Limited, an entity ultimately controlled by Miky Wan, our President, Interim Chief Financial Officer and director, unsecured, interest-free advances which have an aggregate principal amount of $0 and $252 and no fixed terms of repayments.

As of December 31, 2018 and 2017, we obtained from Miky Wan, our President, Interim Chief Financial Officer and director, unsecured, interest-free advances which have an aggregate principal amount of approximately $0 and $378,256 and no fixed terms of repayments.

We have not adopted policies or procedures for approval of related person transactions but review them on a case-by-case basis. We believe that all related party transactions were on terms at least as favorable as we would have secured in arm’s-length transactions with third parties. Except as set forth above, we have not entered into any material transactions with any director, executive officer, and promoter, beneficial owner of five percent or more of our common stock, or family members of such persons.

CORPORATE GOVERNANCE

Director Independence

We have adopted standards for director independence that correspond to NASDAQ listing standards and SEC rules. An “independent director” means a person who is not an officer or employee of the Company or its subsidiaries, or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent, the Board must affirmatively determine that neither the director, nor any member of his or her immediate family, has had any direct or indirect material relationship with the Company within the previous three years. In addition, to be considered “independent” under SEC rules, each member of the Audit Committee may not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from us, other than compensation for his or her services as a director.

The Board considered relationships, transactions and/or arrangements with each of the directors and concluded that none of the non-employee directors, or any of his or her immediate family members, has any relationship with us that would impair his or her independence. The Board has determined that each member of the Board, other than Koon Wing Cheung, Miky Wan, and Connie Kwok, is an independent director under applicable NASDAQ listing standards and SEC rules. Mr. Cheung, Ms. Wan and Ms. Kwok do not meet the independence standards because he or she is an employee and or executive officer of the Company.

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Board Meetings

During fiscal year 2018, our Board did not officially meet. The Board, however, reviewed documents and engaged in numerous communications among each other during the year regarding the business of the Company. We believe that the work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s significant business decisions outside of the board room. We expect our Board to engage in more formal meetings in the near future. Our independent directors did not meet in executive sessions without the presence of any of our executive officers.

Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the stockholders. We expect all current directors to attend our annual stockholders meetings when they are held.

Committees of Our Board

We have not yet established Compensation, Audit, and Nominations and Corporate Governance committees nor do we have an Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. Currently, the functions of these committees are performed by our entire Board of Directors. We hope to establish these committees and appoint an Audit Committee financial expert as our business stabilizes and develops.

Consideration of Director Nominees

The policy of the of our Board of Directors is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating nominations, our Board of Directors seeks to achieve a balance of knowledge, experience and capability on our Board and to address the membership criteria set forth below under “Board Diversity and Director Qualifications.”

Board Diversity and Director Qualifications

Although there is no specific board diversity policy in place presently, our Board of Directors does consider such factors as it deems appropriate and consistent with any criteria which may be established by our Board. The goal of our Board of Directors in selecting directors for nomination to our Board is generally to seek to create a well-balanced team that combines diverse experience, skill and intellect of seasoned directors in order to enable us to pursue our strategic objectives. The Board of Directors has not reduced the qualifications for service on our Board to a checklist of specific standards or specific, minimum qualifications, skills or qualities. Rather, we seek, consistent with the vacancies existing on our Board at any particular time and the interplay of a particular candidate’s experience with the experience of other Directors, to select individuals whose business experience, knowledge, skills, diversity and integrity would be considered a desirable addition to our Board and any committees thereof. In addition, our Board of Directors annually conducts an informal review of incumbent Directors in order to determine whether a Director should be nominated for re-election to our Board.

Our Board of Directors makes determinations as to Director selection based upon the facts and circumstances at the time of the receipt of the Director candidate recommendation. Applicable considerations include: whether the Board of Directors is currently looking to fill a new position created by an expansion of the number of Directors, or a vacancy that may exist on our Board; whether the current composition of our Board is consistent with the criteria described in our charter; whether the candidate submitted possesses the qualifications that are generally the basis for selection of candidates to our Board; and whether the candidate would be considered independent under the rules of the NASDAQ and our standards with respect to Director independence.

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Identifying and Evaluating Nominees for Directors

Our Board of Directors utilizes a variety of methods for identifying and evaluating nominees for Director. Our Board of Directors considers the appropriate size of our Board and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, our Board of Directors will consider various potential candidates for Director. Candidates may come to the attention of the Board of Directors through current Board members, professional search firms, shareholders or other persons. As described above, our Board of Directors considers properly submitted nominations for candidates for our Board. Following verification of the recommending shareholder’s status, recommendations are considered by our Board of Directors at its next regularly scheduled meeting.

Communications with Our Board

Stockholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of Cosmos Group Holdings Inc.

c/o Corporate Secretary

Rooms 1705-6, 17th Floor, Tai Yau Building,

No. 181 Johnston Road

Wanchai, Jong Kong

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Board Leadership Structure

We intend to designate Miky Y.C. Wan to serve as executive member of the Board upon re-election to the Board. As the Chief Executive Officer, and Executive Director of the Company, we believe that Ms. Wan will bring to the Board extensive experience and familiarity with our business in particular and its industries generally. We believe this background enhances the role of executive member of the Board in the development of long-term strategic plans and oversight of senior management in the implementation of those plans. We provide independent directors with opportunities to meet in executive sessions without management present at the time of each regular Board meeting and additionally as deemed appropriate or necessary. Because Ms. Wan is not independent under NASDAQ standards, the chair at these executive sessions will rotate among the independent directors initially, and the chairman of the Compensation Committee, the Audit Committee and the Nominating and Governance Committee, once these committees are formed. We believe that this structure will allow multiple directors to exercise important leadership roles, and will also provide for focused engagement by the Board committees and their chairs in their respective areas of responsibility. We believe that this structure will help facilitate clear and open communications between the Board of Directors and senior management, while providing for active oversight by independent directors. For the above reasons, the Board of Directors believes the current and the prospective leadership structure is appropriate for the Company.

Board’s Role in Risk Oversight

Our management team is primarily responsible for the day-to-day assessment and management of the Company’s risk exposure. The Board of Directors provides oversight in connection with these efforts, with a particular focus on the most significant risks facing us. The Board of Directors believes that communication between the management team and the Board of Directors is essential for both effective risk management and for meaningful oversight. To this end, the Board of Directors meets with our Chief Executive Officer and the other members of our senior management team to discuss strategies, key challenges, and risks and opportunities for us. Management team members make themselves available to the Board of Directors to answer questions regarding the Company’s most significant issues, including risks affecting the Company.

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We have not yet established Compensation, Audit, and Nominations and Corporate Governance committees. Once these committees are established, we intend to utilize each of these committees to oversee specific areas of risk that are appropriately related to the committee’s areas of responsibility. The Audit Committee will assist the Board of Directors in discharging its oversight responsibilities in the areas of internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The Audit Committee will discuss with management, the internal audit group and the independent auditor guidelines and policies with respect to risk assessment and risk management. The Audit Committee will also discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure. The Compensation Committee will assist the Board of Directors in discharging its oversight responsibilities regarding the risks related to the attraction and retention of personnel as well as the risks associated with the design of compensation programs and arrangements applicable to both executive officers and to all employees. The Nominating and Corporate Governance Committee will establish, monitor and evaluate the implementation of our corporate governance policies. While the Board committees will be responsible for initially monitoring certain risks, the entire Board of Directors will be kept informed of the significant risks facing the Company through management and committee reports about such risks and the steps being taken to mitigate these risks.

Risk Assessment of Compensation Policies and Practices

Our Board of Directors oversees management’s evaluation of whether our employee compensation policies and practices pose any risks that are reasonably likely to have a material adverse effect on the Company. In conducting this evaluation, management reviews our overall compensation structure, taking into account the overall mix of compensation and the overall business risk. Management undertakes such a review periodically and reports to the Board any finding that a risk related to our compensation structure may exist, as well as any factors which may mitigate the risk posed by the particular compensation policy or practice. We have determined that there are currently no risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

Code of Conduct

Our Board of Directors has not yet adopted a Code of Ethics applicable to our senior management and employees of the Company. The Company intends to adopt such Code of Ethics once its business stabilizes and matures.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our executive compensation philosophy is to create a long-term direct relationship between pay and our performance. Our executive compensation program is designed to provide a balanced total compensation package over the executive’s career with us. The compensation program objectives are to attract, motivate and retain the qualified executives that help ensure our future success, to provide incentives for increasing our profits by awarding executives when corporate goals are achieved and to align the interests of executives and long-term stockholders. The compensation package of our named executive officers consists of two main elements:

1.	base salary for our executives that is competitive relative to the market, and that reflects individual performance, retention and other relevant considerations; and

2.	discretionary bonus awards payable in cash and tied to the satisfaction of corporate objectives.

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Process for Setting Executive Compensation

Until such time as we establish a Compensation Committee, our Board is responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value and rewards superior performance. We expect to annually review and approve for each named executive officer, and particularly with regard to the Chief Executive Officer, all components of the executive’s compensation. We process and factors (including individual and corporate performance measures and actual performance versus such measures) used by the Chief Executive Officer to recommend such awards. Additionally, we expect to review and approve the base salary, equity-incentive awards (if any) and any other special or supplemental benefits of the named executive officers.

The Chief Executive Officer periodically provides the Board with an evaluation of each named executive officer’s performance, based on the individual performance goals and objectives developed by the Chief Executive Officer at the beginning of the year, as well as other factors. The Board provides an evaluation for the Chief Executive Officer. These evaluations serve as the bases for bonus recommendations and changes in the compensation arrangements of our named executives.

Our Compensation Peer Group

We currently engage in informal market analysis in evaluating our executive compensation arrangements. As the Company and its businesses mature, we may retain compensation consultants that will assist us in developing a formal benchmark and selecting a compensation peer group of companies similar to us in size or business for the purpose of comparing executive compensation levels.

Program Components

Our executive compensation program consists of the following elements:

Base Salary

Our base salary structure is designed to encourage internal growth, attract and retain new talent, and reward strong leadership that will sustain our growth and profitability. The base salary for each named executive officer reflects our past and current operating profits, the named executive officer’s individual contribution to our success throughout his career, internal pay equity and informal market data regarding comparable positions within similarly situated companies. In determining and setting base salary, the Board considers all of these factors, though it does not assign specific weights to any factor. The Board generally reviews the base salary for each named executive officer on an annual basis. For each of our named executive officers, we review base salary data internally obtained by the Company for comparable executive positions in similarly situated companies to ensure that the base salary rate for each executive is competitive relative to the market.

Discretionary Bonus

The objectives of our bonus awards are to encourage and reward our employees, including the named executive officers, who contribute to and participate in our success by their ability, industry, leadership, loyalty or exceptional service and to recruit additional executives who will contribute to that success.

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Summary Compensation Table

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended December 31, 2018 and 2017 to (i) our Chief Executive Officer (principal executive officer), (ii) our Chief Financial Officer (principal financial officer), (iii) our three most highly compensated executive officers other than the principal executive officer and the principal financial officer who were serving as executive officers on December 31, 2018, whose total compensation was in excess of $100,000, and (iv) up to two additional individuals who would have been within the two-other-most-highly compensated but were not serving as executive officers on December 31, 2018.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Koon Wing CHEUNG, CEO and Director (2)	2018 2017	$76,282 $66,666	– –	– –	– –	– –	– –	– –	$76,282 $66,666

Miky Y. C. WAN, Interim CFO, President and Director (2)	2018 2017	$0 $0	– –	– –	– –	– –	– –	– –	$0 $0

(1)	All cash compensation was paid in Hong Kong Dollars, our functional currency. Convenience translation of amounts from the local currency of the Company into US$ has been made at the pegged exchange rate at 7.8 for the fiscal years ended December 31, 2018 and 2017.
(2)	Effective May 20, 2019, Koon Wing Cheung resigned from his position as our Chief Executive Officer and all other positions with the Company. Miky Y.C. Wan was appointed to serve as the Interim Chief Executive Officer and to fill any other vacancies arising from his resignation.

Narrative disclosure to Summary Compensation Table

Lee Tat and Mr. Cheung are parties to an Employment Agreement, made effective January 1, 2015, pursuant to which Mr. Cheung agreed to serve as a director of Lee Tat (the “Cheung Employment Agreement”) at a compensation rate of HK $30,000. Mr. Cheung’s compensation was increased to HK $40,000 per month in December 31, 2015. The Cheung Employment Agreement may be terminated by either party at any time by giving seven (7) days notice thereof. The foregoing description of the Cheung Employment Agreement is qualified in its entirety by reference to the Cheung Employment Agreement, the English translation of which is filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2019.

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Equity Awards

There are no options, warrants or convertible securities outstanding. At no time during the last fiscal year with respect to any of any of our executive officers was there:

•	any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined);

•	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;

•	any option or equity grant;

•	any non-equity incentive plan award made to a named executive officer;

•	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or

•	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

Director Compensation

None of our directors received any compensation for their service as a director for the year ended December 31, 2018.

Compensation Risk Management

Our Board of directors and human resources staff conducted an assessment of potential risks that may arise from our compensation programs. Based on this assessment, we concluded that our policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have material adverse effect on the Company. The assessment included our cash incentive programs, which awards non-executives with cash bonuses for punctuality. Our compensation programs are substantially identical among business units, corporate functions and global locations (with modifications to comply with local regulations as appropriate). The risk-mitigating factors considered in this assessment included:

•	the alignment of pay philosophy, peer group companies and compensation amounts relative to local competitive practices to support our business objectives; and

•	effective balance of cash, short- and long-term performance periods, caps on performance-based award schedules and financial metrics with individual factors and Board and management discretion.

Compensation Committee Interlocks and Insider Participation

We do not currently have a compensation committee and, for the year ended December 31, 2018, the compensation, if any, of our executive officers was recommended by our Chief Executive Officer and Chairman and such recommendations were approved by our board of directors. None of our executive officers currently serves as a member of the compensation committee or as a directors of another entity that has executive officers serving on our board of directors. None of our executive officers has served in such capacity in the past 12 months. Our directors that also serve as executive officers are: Miky Y.C. Wan, our Interim Chief Executive Officer, President, Interim Chief Financial Officer and Chief Operating Officer; and Connie Y. M. Kwok, our Secretary and Director.

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Compensation Committee Report

Our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis in this report with management. Based on its review and discussion with management, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this Annual Report. The material in this report is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before, or after the date of this Annual Report and irrespective of any general incorporation language in such filing.

Submitted by members of the Board of Directors:

Miky Y.C. WAN

Connie Y.M. KWOK

Chio Meng LEUNG

Kwai Yau (Tony) HO

Jenher JENG

Principal AccountING Fees And Services.

Our Board of Directors has not yet adopted pre-approval policies and procedures but considers all matters brought before it. We expect to adopt such policies and procedures after the formation of our Audit Committee.

The following table sets forth fees billed by our auditors during the last two fiscal years for services rendered for the audit of our annual consolidated financial statements and the review of our quarterly financial statements, services by our auditors that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported as audit fees, services rendered in connection with tax compliance, tax advice and tax planning, and all other fees for services rendered.

	Years ended December 31,
	2018		2017

Audit fees (1)	US$	56,000	US$	46,000

Audit related fees (2)		–		–

Tax fees		–		–

All other fees		–		–

_________________________

(1)	Audit Fees represent fees for professional services billed and to be billed in connection with the audit of our consolidated annual financial statements, the audit of the effectiveness of internal control over financial reporting and review of the quarterly financial statements and internal controls over financial reporting, and audit services in connection with statutory or regulatory filings, consents or other SEC matters.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

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Audit Committee Report

Our Board of Directors has reviewed and discussed the audited financial statements with management. The Board of Directors has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Commission. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Board of Directors concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Board approved the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10K for the year ended December 31, 2018.

Submitted by members of the Board of Directors:

Miky Y.C. WAN

Connie Y.M. KWOK

Chio Meng LEUNG

Kwai Yau (Tony) HO

Jenher JENG

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company.  These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the Securities and Exchange Commission.

GENERAL INFORMATION

COSG will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. COSG will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of COSG’s common stock.

COSG will deliver only one Information Statement to multiple security holders sharing an address unless COSG has received contrary instructions from one or more of the security holders. Upon written or oral request, COSG will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  c/o Cosmos Group Holdings Inc., Rooms 1705-6, 17th Floor, Tai Yau Building, No. 181 Johnston Road, Wanchai, Hong Kong, Attn: Secretary.  The Secretary may also be reached by telephone at + 852 3643 1111.

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ADDITIONAL AND AVAILABLE INFORMATION

COSG is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: May 28, 2019	By order of the Board of Directors /s/ Miky Y.C. Wan By: Miky Y.C. Wan Its: Director, Interim Chief Executive Officer, Interim Chief Financial Officer and President

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